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                                                                    EXHIBIT 23.3

                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors
American Federal Bank, FSB

     We consent to the use of our report dated January 17, 1997 included in American Federal Bank, FSB's Annual Report for the year ended December 31, 1996, incorporated herein by reference and to the reference to our firm under the heading "Experts" in the Prospectus/Joint Proxy Statement for the merger with CCB Financial Corporation.

                                         KPMG PEAT MARWICK LLP

Greenville, South Carolina
June 4, 1997
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